STATEMENT OF ADDITIONAL INFORMATION

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                          MANAGED MUNICIPAL FUND, INC.

                         535 Madison Avenue, 30th Floor
                            New York, New York 10022

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THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT SHOULD
   BE READ IN CONJUNCTION WITH A PROSPECTUS DATED MARCH 1, 2005. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT,
WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION.
 A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE
  FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 535 MADISON AVENUE, 30TH
                FLOOR, NEW YORK, NEW YORK 10022, (800) 955-7175.

            Statement of Additional Information Dated: March 1, 2005

                                       for

                        ISI Managed Municipal Fund Shares

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION AND HISTORY .........................................     1
INVESTMENT OBJECTIVES AND POLICIES ......................................     1
INVESTMENT RESTRICTIONS .................................................     8
VALUATION OF SHARES AND REDEMPTIONS .....................................     9
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS ....................    10
MANAGEMENT OF THE FUND ..................................................    15
INVESTMENT ADVISORY AND OTHER SERVICES ..................................    21
ADMINISTRATION ..........................................................    23
DISTRIBUTION OF FUND SHARES .............................................    24
PORTFOLIO HOLDINGS ......................................................    28
BROKERAGE ...............................................................    28
CAPITAL SHARES ..........................................................    30
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS ..................................    31
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES .......................    31
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................    32
LEGAL MATTERS ...........................................................    32
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................    32
FINANCIAL STATEMENTS ....................................................    33

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GENERAL INFORMATION AND HISTORY

     Managed Municipal Fund, Inc. (the "Fund") is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares:
ISI Managed Municipal Fund Shares (the "Shares").

     The Fund's Prospectus contains important information concerning the class of shares offered by the Fund, and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's distributor (the "Distributor"), at (800) 955-7175, or from Participating Dealers (as defined below) that offer shares of the Fund to prospective investors. A Prospectus may also be obtained from financial institutions that are authorized to act as shareholder servicing agents (each a "Shareholder Servicing Agent"). Some of the information required to be in this Statement of Additional Information ("SAI") is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained in the Registration Statement about the Fund and its shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

     The Fund was incorporated under the laws of the State of Maryland on January 5, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its shares under the Securities Act of 1933, as amended (the "Securities Act"), and began operations on February 26, 1990.

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objectives are to seek a high level of total return with relative stability of principal, and secondarily, a high level of current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations ("Municipal Obligations"). There can be no assurance that the Fund will achieve its investment objectives.

     Municipal Obligations include securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax in the opinion of bond counsel for the issuer.

     Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets.

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     Municipal Obligations can be classified into three principal categories:
"general obligation bonds", "revenue bonds" and "notes." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer.

     Revenue bonds include, in most cases, "tax-exempt industrial development bonds," i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

     The Fund will invest at least 75% of its portfolio of Municipal Obligations in securities rated, on the date of investment, A-1 or higher (in the case of municipal bonds) and higher than MIG 3 (in the case of municipal notes) by Moody's Investors Service. ("Moody's") or rated A+ or higher (in the case of municipal bonds) and higher than SP-2 (in the case of municipal notes) by Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality as determined by the Fund's investment advisor (the "Advisor") under criteria approved by the Board. The ratings of Moody's for tax-exempt bonds in which the Fund may invest are Aaa, Aa1, Aa, and A1. Bonds rated Aaa are judged by Moody's to be of the "best quality". The rating of Aa is assigned by Moody's to bonds which are of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds". Bonds rated A by Moody's possess many favorable investment attributes and are considered as upper- medium-grade obligations. The numerical modifier 1, in the generic rating classifications of A and Aa indicates that the obligation ranks in the higher end of its generic rating category. The ratings of S&P for tax-exempt bonds in which the Fund may invest are AAA, AA+, AA, AA-, and A+. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation. Such rating is intended to indicate an extremely strong capacity to repay principal and pay interest. Bonds rated AA by S&P are also intended to qualify as high-quality debt obligations. Such rating is intended to indicate a very strong capacity to repay principal and pay interest, and in the majority of instances bonds with such rating differ from AAA issues to a small degree. Bonds rated A by S&P have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories. The addition of a plus or minus sign to the A or AA categories shows relative standing within these rating categories. The two highest rating categories by Moody's for tax-exempt notes are MIG 1 and MIG 2. Notes bearing the designation MIG 1 are judged by Moody's to be of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancings. Notes bearing the designation MIG 2 are judged by Moody's to be of high quality, with margins of protection ample although not so large as in the

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preceding group. The highest S&P rating for municipal notes issued on or after
July 29, 1984 is "SP-1". The designation "SP-1" is intended to indicate a very strong capacity to pay principal and interest. A "+" is added for those issues determined by S&P to possess very strong characteristics. Only municipal note issues with a rating by S&P of SP-1 or higher will qualify for the 75% requirement.

     The Fund may invest up to 25% of its portfolio of Municipal Obligations in securities rated A (in the case of municipal bonds) or MIG 3 (in the case of municipal notes) by Moody's or rated A (in the case of municipal bonds) or SP-2 (in the case of municipal notes) by S&P or, if unrated, of comparable quality as determined by the Advisor under criteria approved by the Board. Notes bearing the MIG 3 rating are judged by Moody's to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. S&P grants a rating of SP-2 to a note when it believes the issuer has a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     The ratings of Moody's and S&P represent each service's opinion as to the quality of the municipal bonds or notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of municipal bonds or notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund's portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.

     The Fund may invest up to 10% of its total assets in money market funds that are compatible with its investment objectives and policies. The Fund may invest only in money market mutual funds that maintain a "AAA" investment grade rating by a nationally recognized statistical rating organization.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. See the section entitled "Federal Tax Treatment of Dividends and Distributions" for the effect of current federal tax law on this exemption.

WHEN-ISSUED SECURITIES

     New issues of Municipal Obligations are usually offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. A segregated account of the Fund consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by

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the Fund at the Fund's custodian. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on a when-issued basis may involve more risks than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. At the time the Fund makes the commitment to purchase or sell securities on a "when-issued" basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

ACQUISITION OF STAND-BY COMMITMENTS

     The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund's option, specified securities in the Fund's portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund's ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates.

     The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.

PURCHASE OF VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS

     The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

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INVESTMENTS IN FUTURES CONTRACTS

     The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices ("Futures Contracts"). Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier". The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant ("FCM") (i.e., futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.

     Regulations of the CFTC permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. CFTC regulations allow funds to employ futures transactions for other "non-hedging" purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. The Fund will not enter into Futures Contracts if obligations under all Futures Contracts would amount to more than 30% of its total assets.

     Futures Contracts will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline

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but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

     Although the Fund will invest in Futures Contracts for hedging purposes, Futures Contracts involve risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment judgment of the Advisor about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Various additional risks exist with respect to the trading of futures. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index. The Fund's ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number

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of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.

REPURCHASE AGREEMENTS

     The Fund may agree to purchase securities issued by the United States Treasury ("U.S. Treasury Securities") from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The seller of these repurchase agreements provides collateral, which is held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into such agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board under criteria established with the assistance of the Advisor. The list of approved banks and broker-dealers will be monitored regularly by the Advisor. The collateral is marked to the market daily and has a market value including accrued interest equal to at least 102% of the cost of the repurchase agreement. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

TAXABLE INVESTMENTS

     From time to time, the Fund may invest in securities, which pay interest that is subject to federal income tax. The Fund may make such investments (a) pending investment of proceeds from sales of Fund shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or
(d) when in the Advisor's opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. Such taxable investments consist of U.S. Treasury securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, "Taxable Investments"). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from

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other investments will be taxable to you. (See the section entitled "Federal Tax
Treatment of Dividends and Distributions.")

SIZE OF FUND

     The Fund currently intends to limit the size of the Fund and to accept share purchases only from existing shareholders at such time as the assets of the Fund are in excess of $200 million but less than $250 million, and thereafter not to accept any share purchases other than dividend reinvestments.

INVESTMENT RESTRICTIONS

     The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The Fund will not:

1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose, the U.S. government or any state or local government or their agencies and instrumentalities are not considered to be an industry);

2. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for this purpose, the U.S. government or its agencies and instrumentalities are not considered to be an issuer and, in the case of Municipal Obligations, the public or private entity ultimately responsible for payment of principal and interest on the security is considered to be the issuer);

3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

4. Invest in real estate or mortgages on real estate, provided that the Fund may purchase securities secured or otherwise supported by interests in real estate;

5. Purchase or sell commodities or commodities contracts, provided that for purposes of this restriction financial futures contracts are not considered commodities or commodities contracts;

6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7. Issue senior securities, provided that investments in financial futures contracts and when-issued securities shall not be deemed to involve issuance of a senior security;

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8.   Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

9.   Effect short sales of securities;

10. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

11. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or leases; or

12. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements with remaining maturities of greater than seven days and floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

     The following investment restriction may be changed by a vote of a majority of the Board of Directors of the Fund (the "Board"): The Fund will not invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

VALUATION OF SHARES AND REDEMPTIONS

VALUATION OF SHARES

     The net asset value per Share is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE") each day on which the NYSE is open for business (a "Business Day"). The NYSE is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund or its agents may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

REDEMPTIONS

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

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     Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined.

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. You are urged to consult with your tax advisor with specific reference to your tax situation, including your state and local tax liabilities.

     The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.

     In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

     The Fund may make investments in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

     Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, it will be subject to federal income taxation to the extent any such income or gains are not distributed.

     If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

     Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you invest them in additional Shares.

     The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations which pay interest that is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be "exempt-interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral deferral income tax consequences, including alternative minimum tax consequences, as discussed below.

     Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax generally is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

     The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Fund and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.

     The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

     If the net asset value at the time you purchase shares of the Fund reflects undistributed investment company taxable income, realized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

     If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

     Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

     The Fund will provide you with an annual statement as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received reduction.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

     The sale, exchange, or redemption of a share is a taxable event for you. Generally, any gain or loss on the sale, exchange or redemption of a share of the Fund will be a capital gain or loss that will be long-term if you have held the share for more than twelve months and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distribution you received with respect to such share (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

     If you (1) incur a sales load in acquiring shares of the Fund, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

     In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at the applicable rate on any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service, or (3) have failed to certify to the Fund that you are not subject to backup withholding.

FEDERAL EXCISE TAX

     If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long- term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.

     Interest on indebtedness you incur or continue to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. If you are a foreign corporation engaged in a trade or business in the United States you will be subject to a "branch profits tax" on your "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by you during any taxable year will be included in your gross income if your "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of your Social Security benefits or railroad retirement benefits received during that taxable year exceeds the base amount described in Section 86 of the Code.

     If you are a "substantial user" (or related to "substantial users") of facilities financed by industrial development bonds or private activity bonds you should consult your tax advisor before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses a trade or business as part of such a facility.

     Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

     Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

     The Fund may not be a suitable investment for you if you are a tax-exempt shareholder or plan because you would not gain any additional benefit from the receipt of exempt-interest dividends.

STATE AND LOCAL TAXES

     Depending upon state and local law, distributions by the Fund and the ownership of shares may be subject to the state and local taxes. Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting your investment in the Fund.

MANAGEMENT OF THE FUND

     The overall business and affairs of the Fund are managed by its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, administrator, distributor, custodian and transfer agent. The Board and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisor, the Distributor and the Fund's administrator. Seventy-five percent of the directors of the Fund have no affiliation with the Advisor, the Distributor or the Fund's administrator. Each Director and officer holds office until he resigns, is removed or a successor is elected and qualified.

DIRECTORS AND OFFICERS

     The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested Director") follows. Unless otherwise indicated, the address of each Director and executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.

                                                                                        NUMBER OF
                                                                                         FUNDS IN
                                                                                           FUND
NAME, DATE OF                         LENGTH                                             COMPLEX
  BIRTH AND         POSITION         OF TIME            PRINCIPAL OCCUPATION(S)        OVERSEEN BY   OTHER DIRECTORSHIPS
   ADDRESS       WITH THE FUND        SERVED          DURING THE PAST FIVE YEARS         DIRECTOR      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Joseph R.       Director;             since       Private Equity Investor (1997 to          4        Director, Corvis
Hardiman        Chairman,              1998       present).                                          Corp., (optical
5/27/37         Compensation                                                                         networks); The
                Committee;                                                                           Nevis Fund
                Member, Audit                                                                        (registered
                and Compliance                                                                       investment
                Committee, and                                                                       company), Brown
                Nominating                                                                           Investment Advisory
                Committee                                                                            & Trust Company;
                                                                                                     and 65 funds in the
                                                                                                     Scudder family of
                                                                                                     funds (registered
                                                                                                     investment
                                                                                                     companies)
------------------------------------------------------------------------------------------------------------------------
W. Murray       Director;             since       Principal, CM Coastal Development,        4        None
Jacques         Chairman,              2002       LLC (real estate development)
03/28/36        Nominating                        (2002 to present);  President, WMJ
                Committee;                        Consulting, LLC (real estate
                Member, Audit                     investment management company)
                and Compliance                    (1999 to present); Chairman, Saint
                Committee, and                    David's School (2002 to present).
                Compensation                      Formerly, Chairman and Chief
                Committee                         Executive Officer, VIB Management,
                                                  Inc. (asset management company)
                                                  (1994 to 1999).
------------------------------------------------------------------------------------------------------------------------
Louis E.        Director;             since       Director, Household International         4        Director, 48 funds
Levy            Chairman, Audit        1994       (banking and finance) (1992 to                     in the Scudder
11/16/32        and Compliance                    present).                                          family of funds
                Committee;                                                                           (registered
                Member,                                                                              investment
                Nominating                                                                           companies)
                Committee, and
                Compensation
                Committee
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Edward S.       Director              since       Chairman, International Strategy &        4        None
Hyman                                  1990       Investment, Inc. (registered
4/8/45/(1)/                                       investment advisor) (1991 to
                                                  present); Chairman and President,
                                                  International Strategy &
                                                  Investment Group, Inc. (registered
                                                  broker-dealer) (1991 to present).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------
R. Alan         President           since 1990    President, International Strategy & Investment, Inc. (registered
Medaugh                                           investment advisor) (1991 to present). Director, International
8/20/43                                           Strategy & Investment Group, Inc. (registered broker-dealer) (1991 to present).
------------------------------------------------------------------------------------------------------------------------
Nancy           Vice President      since 1991    Executive Vice President, Assistant Treasurer, and Secretary of
Lazar,                                            International Strategy & Investment, Inc. (registered investment
(8/1/57)                                          advisor) (1991 to present); Executive Vice President, Assistant
                                                  Treasurer and Secretary of International Strategy & Investment Group,
                                                  Inc. (registered broker-dealer) (1991 to present).
------------------------------------------------------------------------------------------------------------------------
Carrie L.       Vice President      since 1991    Managing Director, International Strategy & Investment, Inc.
Butler                                            (registered investment advisor) (2000 to present). Formerly, Assistant
5/1/67                                            Vice President, International Strategy & Investment, Inc. (registered investment advisor) (1991 to 2000).
------------------------------------------------------------------------------------------------------------------------
Edward J.       Vice President      since 1991    President, EJV Financial Services, LLC (consulting and compliance
Veilleux                                          services firm) (May 2002 to present); Senior Vice President PBHG Funds
8/26/43                                           (January 2005 to present); Officer of various investment companies for
5 Brook                                           which EJV Financial Services provides consulting and compliance
Farm Court                                        services (May 2002 to present). Formerly, Trustee, Devcap Trust
Hunt Valley,                                      (registered investment company) (2000 to 2003); Director, Deutsche
MD 21030                                          Asset Management (formerly B.T. Alex Brown, Inc.) (October 1965 to May
                                                  2002); Executive Vice President, Investment Company Capital Corp.
                                                  (regulated investment company) (May 1987 to May 2002).
------------------------------------------------------------------------------------------------------------------------
Stephen V.      Vice                since 2002    Executive Managing Director and Chief Financial Officer, International
Killorin        President,            (Chief      Strategy & Investment, Inc. (registered investment advisor) (2000 to
6/27/53         Treasurer,          Compliance    present); Executive Managing Director and Chief Financial Officer,
                Chief             Officer since   International Strategy & Investment Group, Inc. (registered
                Compliance          September     broker-dealer) (December 2000 to present). Formerly, Controller,
                Officer, and         2004 and     Sanford C. Bernstein & Co., Inc. (registered investment advisor)
                Chief                 Chief       (November 1999 to December 2000) and Managing Director, Deutsche Bank
                Financial           Financial     (May 1994 to November 1999).
                Officer           Officer since
                                  December 2004)
------------------------------------------------------------------------------------------------------------------------

----------
/1/ Considered to be an interested person, as defined by the 1940 Act, because of his employment with the Advisor and the Distributor.

------------------------------------------------------------------------------------------------------------------------
Margaret M.     Secretary           since 2004    Managing Director, International Strategy & Investment, Inc.
Beeler                                            (registered investment advisor) (July 2004 to present). Formerly,
3/1/67                                            Associate Managing Director (2000 - July 2004) and Assistant Vice
                                                  President (1996 to 2000), International Strategy & Investment, Inc.
                                                  (registered investment advisor); Marketing Representative, US
                                                  Healthcare, Inc. (1995 to 1996); Sales Manager, Donna Maione, Inc.
                                                  (clothing manufacturer) (1994 to 1995) and Deborah Wiley California
                                                  (clothing manufacturer) (1989 to 1994).
------------------------------------------------------------------------------------------------------------------------

     Directors and officers of the Fund are also directors and officers of some or all of the other investment companies advised by International Strategy Investment, Inc. ("ISI" or the "Advisor") or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex").

DIRECTOR OWNERSHIP IN THE FUND(S)

-------------------------------------------------------------------------------------------
                            DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF OWNERSHIP AS OF
                        BENEFICIAL OWNERSHIP IN   OCTOBER 31, 2004 IN ALL FUNDS OVERSEEN BY
DIRECTOR                     THE FUND/(1)/           DIRECTOR IN THE FUND COMPLEX/(1)(2)/
-------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------
Joseph R. Hardiman                None                         $10,001-$50,000
-------------------------------------------------------------------------------------------
W. Murray Jacques                 None                         $10,001-$50,000
-------------------------------------------------------------------------------------------
Louis E. Levy                     None                         $10,001-$50,000
-------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------
Edward S. Hyman                   None                          Over $100,000
-------------------------------------------------------------------------------------------

/1./ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include securities in which the director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the director can exert voting power or has authority to sell.

/2./ The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
over $100,000. The Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES

     As reported to the Fund, as of December 31, 2004 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisor, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or Distributor.


COMPENSATION OF DIRECTORS AND OFFICERS

     Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his services, each Independent Director receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at board and committee meetings) from each fund in the Fund Complex for which he serves as Director. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

     The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, for the fiscal period ended October 31, 2004.

                          COMPENSATION TABLE


------------------------------------------------------------------------------------
                                                        TOTAL COMPENSATION FROM THE
                     AGGREGATE COMPENSATION FROM THE   FUND AND FUND COMPLEX PAYABLE
DIRECTOR                FUND PAYABLE TO DIRECTORS               TO DIRECTORS
------------------------------------------------------------------------------------
Edward S. Hyman*                  $    0               $0
------------------------------------------------------------------------------------
Joseph R. Hardiman                $2,612               $14,000 for service on 4
                                                       Boards in the Fund Complex
------------------------------------------------------------------------------------
W. Murray Jacques                 $2,612               $14,000 for service on 4
                                                       Boards in the Fund Complex
------------------------------------------------------------------------------------
Louis E. Levy                     $2,612               $14,000 for service on 4
                                                       Boards in the Fund Complex
------------------------------------------------------------------------------------

----------
* A director who is an "interested person" as defined in the 1940 Act.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS

     The Board met four times during the fiscal year ended October 31, 2004 and each Director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such director served.

     The Fund has an Audit Committee consisting of Messrs. Levy, Hardiman and Jacques. All of the members of the Audit Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2004, the Audit Committee met four times. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.

     The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. All of the members of the Nominating Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Committee will not consider nominees for Independent Directors received from security holders. The Committee did not meet during the fiscal year ended October 31, 2004.

     The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. All of the members of the Compensation Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended October 31, 2004, the Committee did not meet.

CODE OF ETHICS

     The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons of the Fund to trade securities that may be purchased or held by the Fund for their own accounts, provided that the access persons comply with the Code's provisions and reporting requirements.

     The Advisor and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons of the Fund that are employees of the Advisor and Distributor to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

     The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

INFORMATION CONCERNING INVESTMENT ADVISORY SERVICES

     ISI serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of April 1, 1991 (the "Advisory Agreement").

     ISI is a registered investment advisor that was formed in January 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. ISI is also the investment advisor to Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., each an open-end management investment company. These funds, along with the Fund, had approximately $561 million of net assets as of December 31, 2004.

     Under the Advisory Agreement, ISI obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Board. The Advisor will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by the Advisor without reimbursement by the Fund for any costs. The Advisor shall not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     As compensation for its services, ISI is entitled to receive an annual fee from the Fund, payable monthly, at the annual rate of 0.40% of the Fund's average daily net assets. The services of ISI to the Fund are not exclusive and the Advisor is free to render similar services to others.

     Advisory fees paid by the Fund to ISI for the last three fiscal years were as follows:

   FISCAL YEARS ENDED OCTOBER 31,
-----------------------------------
  2004       2003          2002
--------   --------   -------------
$471,785   $424,766   $373,056/(1)/

----------
/1/  Net of fee waivers of $23,211.

     The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board. Because purchases and sales of securities by the Fund will usually be principal transactions, the Fund will incur little, if any, brokerage commission expense. The Advisor's primary consideration in effecting securities transactions will be to obtain best price and execution. To the extent that the execution and prices of more than one dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services that may benefit the Fund's investment program.

     The Advisory Agreement continues in effect from year to year after its initial two-year term if such continuance is specifically approved at least annually by the Fund's Board, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or the Advisor may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

     The Advisory Agreement was most recently approved by the Board on September 24, 2004. In approving the Advisory Agreement, the Board of Directors (Board"), including the Independent Directors, noted that the Advisor is the investment advisor to three other funds in the ISI Fund Complex, ISI Strategy Fund, Inc., Total Return U.S. Treasury Fund, Inc., and North American Government Bond Fund, Inc. As part of its evaluation, the Board considered the nature, quality and scope of the services provided by the Advisor; the performance, fees and expenses of the Fund compared to other similar investment companies; the Advisor's expenses in providing the services; the profitability of the Advisor and its affiliated companies and other benefits they derive from their relationship with the Fund. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Advisor and the financial strength of the Advisor and its affiliated companies. In evaluating the reasonableness of the management fee, the Independent Directors noted that the Fund's total expense ratio was lower than its peer group average. The Directors considered the fact that Morningstar rated the Fund a three (out of five) star fund. They also considered the performance of the Fund relative to its peer group and noted that the Fund's performance for the quarter, 5-year and 10 year periods ended July 31, 2004 was better than its peer group average and that the Fund outperformed its peer group since its inception for the period ended July 31, 2004. The Independent Directors weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

     As of October 31, 2004, Messrs. Hyman and Medaugh acted as portfolio managers for three other mutual funds with net assets of $561 million. No mutual fund pays ISI a performance based fee.

     Messrs. Hyman and Medaugh service nine other pooled investment vehicles with assets totaling $536,204,258 as of October 31, 2004. Of the nine pooled investment vehicles, four pay ISI a performance based fee. As of October 31, 2004, these four pooled investment vehicles had assets totaling $315,385,359.

     Messrs. Hyman and Medaugh, together with one other person, own 100% of ISI. Messrs. Hyman and Medaugh receive an annual draw plus a bonus paid out of ISI's net income. The bonus is based on each portfolio manager's ownership interest of ISI.

     As of October 31, 2004, neither Mr. Hyman nor Mr. Medaugh owned Fund shares.

ADMINISTRATION

     Forum Administrative Services, LLC ("FAdS"), Two Portland Square, Portland, ME 04101, is the administrator of the Fund. As administrator, pursuant to an agreement with the Fund, FAdS is responsible for providing administrative services to the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Fund.

     As of May 1, 2004, FAdS, Forum Shareholder Services, LLC ("FSS") and Forum Accounting Services, LLC ("FAcS") receive a combined fee based on average net assets (subject to a minimum monthly fee) and monthly fees per open account. Asset-based fees are calculated daily and all fees are paid monthly. FAdS acts as the agent for FSS and FAcS with respect to the collection of their respective portions of the asset fee charges.

     Prior to May 1, 2004, FAdS received an annual fee from the Fund Complex equal to 0.05% of the total average daily net assets of the Fund Complex up to $750 million in assets, and 0.03% of the total average daily net assets of the Fund Complex in excess of $750 million. These fees were allocated among the funds in the Fund Complex in proportion to their relative net assets. FAdS received a minimum fee of $3,000 per month from the Fund. The fees were accrued daily by the Fund and paid monthly for services performed under the agreement during the prior calendar month. Administration fees paid to FAdS for the fiscal years ended October 31, 2004 and October 31, 2003 as well as the period May 27, 2002 through October 31, 2002 were as follows:

FISCAL YEARS ENDED OCTOBER 31,    MAY 27, 2002
------------------------------   TO OCTOBER 31,
         2004      2003               2002
       -------   -------         --------------
       $82,651   $53,097            $21,697

     FAdS' agreement is terminable without penalty by the Board or by FAdS on 60 days' written notice. Under the agreement, FAdS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAdS from any liability by reason of bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

     Prior to May 27, 2002, Investment Company Capital Corp. ("ICCC") provided administration services to the Fund. As compensation for such services, ICCC was entitled to receive from the Fund Complex a fee based on the combined assets in the Fund Complex at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million and 0.03% of the amount over $500 million. ICCC's fee was allocated among the funds in the Fund Complex according to their relative net assets.

     Administration fees paid by the Fund to ICCC for the period November 1, 2001 to May 26, 2002 were $48,374.

DISTRIBUTION OF FUND SHARES

DISTRIBUTION AGREEMENT AND PLAN

     International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as Distributor for the Shares pursuant to a Distribution Agreement effective April 1, 1997 ("Distribution Agreement"). The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI. The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI.

     The Distribution Agreement provides that ISI Group, on behalf of the Fund, will (i) solicit and receive orders for the purchase of Shares (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board for its review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.

     ISI Group has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan. The votes must be cast in person at a meeting specifically called for such purpose. The Distribution Agreement, including the form of Agency Distribution Agreement (as described below), was most recently approved by the Board, including a majority of the Independent Directors, on September 24, 2004.

     ISI Group has entered into sub-distribution agreements ("Agency Distribution Agreements") with certain broker-dealers ("Participating Dealers") under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

     In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this SAI in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.


     Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

     Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Shares (the "Plan"). Under the Plan, the Fund pays fees to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year as specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors, on September 24, 2004.

     In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Shares. The Plan may be terminated at any time by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock").

     During the continuance of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to broker-dealers pursuant to any Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

     Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the distributor's actual cost of providing distribution services and may be used to pay such distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Shares is less than 0.25% of such Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plans in the last three fiscal years, the Distributor paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

     As compensation for providing distribution and related administrative services as described above, the Fund pays ISI Group, on a monthly basis, an annual fee, equal to 0.25% of the average daily net assets of the Shares. The Distributor expects to allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents.

     As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

FISCAL YEARS ENDED OCTOBER 31,
------------------------------
  2004       2003       2002
--------   --------   --------
$294,864   $265,478   $221,243

RECEIPT AND RETENTION OF SALES CHARGES

     For the last three fiscal years, the Distributor received the following commissions or sales charges, and from such commissions or sales charges, the Distributor retained the following amounts:

                 FISCAL YEARS ENDED OCTOBER 31,
---------------------------------------------------------------
        2004                  2003                  2002
-------------------   -------------------   -------------------
RECEIVED   RETAINED   RECEIVED   RETAINED   RECEIVED   RETAINED
--------   --------   --------   --------   --------   --------
$125,593    $13,384   $220,950    $23,125   $171,000    $14,076

EXPENSES BORNE BY THE FUND

     Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel including counsel to the Independent Directors, or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, Forum or ISI Group.

     The address of ISI Group is 535 Madison Avenue, 30th Floor, New York, New York 10022.

PORTFOLIO HOLDINGS


     Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's semi-annual fiscal periods are reported to the SEC on Form
N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a list of the Fund's portfolio holdings as contained in its latest Form N-Q or Form N-CSR by contacting the transfer agent at (800) 882-8585.

     In addition, certain service providers to the Fund such as the Fund's investment advisor, administrator, custodian, fund accountant, independent accountants, legal counsel, and transfer agent may, for legitimate business purposes, receive portfolio holdings information before it is released to the public. Many Fund service providers require a list of the Fund's portfolio holdings to provide the services they are contractually obligated to render to the Fund. The portfolio holdings information is released to service providers on an as needed basis. Neither the Fund nor any of its service providers may disclose material non-public information about the Fund's portfolio holdings to third parties prior to its public dissemination. No compensation is paid by the Fund to these service providers as a result of the disclosure of the Fund's portfolio holdings.

     The Fund's Chief Compliance Officer monitors the Fund's compliance with its portfolio holdings disclosure policy and annually requests and reviews information regarding the identity of each service provider that receives information regarding Fund portfolio holdings prior to public dissemination, the frequency with which the service provider receives such information and the business purpose for which the disclosure is made. This oversight is designed to help ensure that portfolio holdings disclosure to service providers prior to public dissemination is in the best interests of Fund shareholders. The Chief Compliance Officer also provides an annual report to the Board on, among other things, the Fund's administration of and compliance with its portfolio disclosure policy.


BROKERAGE

     ISI is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

     Municipal obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers.

The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. ISI attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. ISI normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

     ISI's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, ISI may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services which ISI deems to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ISI with clients other than the Fund. Similarly, any research services received by ISI through placement of portfolio transactions of other clients may be of value to ISI in fulfilling its obligations to the Fund.

     No specific value can be determined for research and statistical services furnished without cost to ISI by a broker-dealer. ISI is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ISI's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of ISI's investment advice. In over-the-counter transactions, ISI will not pay any commission or other remuneration for research services. ISI's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ISI's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Board, ISI is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services describe above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

     Subject to the above considerations, the Board has authorized the Fund to effect portfolio transactions through affiliates of ISI. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid affiliates of ISI must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board and requires ISI to furnish reports and to maintain records in connection with such reviews.

     ISI manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ISI. ISI may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

     During the past three fiscal years the Fund paid no brokerage commissions.

     The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the end of the Fund's most recent fiscal year.

REGULAR BROKER DEALER       TYPE OF SECURITY      VALUE HELD
---------------------     --------------------   -----------
JPMorgan Chase Bank, N.A.  Repurchase Agreement   $10,272,000

CAPITAL SHARES

     Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $0.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. The Fund currently has one Series and class: ISI Managed Municipal Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, each series or class will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

     Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

     The Fund's By-Laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

     There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

     As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

     The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent registered public accounting firm.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

     The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 ("Northern Trust"), is custodian of the Fund's investments. As custodian, Northern Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments.

     FSS (the "Transfer Agent") is the Fund's transfer agent. As transfer agent and distribution paying agent, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

     FAcS provides fund accounting services to the Fund. These services include calculating the net asset value ("NAV") per share of the Fund and providing information necessary to prepare the Fund's financial statements and tax returns. Effective May 1, 2004, FAcS is paid by FAdS for its fund accounting services to the Fund.

     Prior to May 1, 2004, the Fund paid FAcS a base fee of $4,167 per month plus 0.0025% of the Fund's daily net assets. The fees were paid monthly for services performed during the prior calendar month.

     As compensation for providing accounting services for the fiscal years ended October 31, 2004 and October 31, 2003, FACS received fees of $26,511 and $52,536, respectively. For the period May 27, 2002 through October 31, 2002, FAcS received fees of $22,594.

     FAcS' agreement is terminable without penalty by the Board or by FAcS on 60 days' written notice. Under the agreement, FAcS is liable only for loss or damage due to errors caused by bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

     Prior to May 27, 2002, ICCC provided accounting services to the Fund. As compensation for these services, the Fund paid ICCC an annual fee, calculated daily and paid monthly, as shown below.

   Average Daily Net Assets       Incremental Fee
-----------------------------   -------------------
0 - $10,000,000                 $13,000 (fixed fee)
$10,000,000 - $20,000,000       0.100%
$20,000,000 - $30,000,000       0.080%
$30,000,000 - $40,000,000       0.060%
$40,000,000 - $50,000,000       0.050%
$50,000,000 - $60,000,000       0.040%
$60,000,000 - $70,000,000       0.030%
$70,000,000 - $100,000,000      0.020%
$100,000,000 - $500,000,000     0.015%
$500,000,000 - $1,000,000,000   0.005%
over $1,000,000,000             0.001%

     In addition, the Fund reimbursed ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services. As compensation for providing accounting services for the period November 1, 2001 through May 26, 2002, ICCC received fees of $31,081.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The annual financial statements of the Fund are audited by the Fund's independent registered public accounting firm, Ernst & Young, LLP, located at 5 Times Square, New York, New York 10036.

LEGAL MATTERS

     Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To Fund management's knowledge, as of February 7, 2005, there is no record of ownership of 5% or more of the outstanding Shares of a class of the Fund.

     In addition, to Fund management's knowledge, as of February 7, 2005, Directors and officers as a group owned less than 1% of total outstanding Shares of a class of the Fund.

TURNOVER RATE

     The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

     The following table reflects the Fund's portfolio turnover rates during the last three fiscal years:

FOR THE FISCAL YEARS ENDED OCTOBER 31,
--------------------------------------
          2004   2003   2002
          ----   ----   ----
           17%    11%    11%

FINANCIAL STATEMENTS

     The financial statements for the Fund for the period ended October 31, 2004, are incorporated herein by reference to the Fund's Annual Report dated October 31, 2004.